UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025 (November 13, 2025)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2025, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors of Flowers Foods, Inc. (the “Company”) approved an amendment and restatement of the Flowers Foods, Inc. Change of Control Plan (the “Plan”), the terms of which (prior to such amendment and restatement) have been previously disclosed. Each of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed on April 8, 2025, currently participates in the Plan.

The Committee approved the amendment and restatement of the Plan primarily to, among other items: (1) add as an additional severance payment the right of the participants to receive a prorated bonus (at the target level) for the year of termination, (2) revise the lump sum payment intended to cover medical costs so that such amount will be equal to a participant’s full monthly COBRA amount multiplied by the greater of (x) 18 or (y) such participant’s severance multiple under the Plan multiplied by 12, (3) revise the “Change of Control” and “Good Reason” definitions to align such definitions with those used in the Company’s 2014 Omnibus Equity and Incentive Compensation Plan (as amended and restated) and related award agreements, and (4) move the restrictive covenant provisions out of the Plan and into an attached form of separation agreement that must be signed by a participant in connection with the termination of such participant’s employment as a condition to the receipt of the severance benefits payable under the Plan.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Flowers Foods, Inc. Amended and Restated Change of Control Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name: R. Steve Kinsey
Title: Chief Financial Officer

Date: November 19, 2025